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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): JULY 10, 2006

THE DOW CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-3433	38-1285128
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
2030 DOW CENTER, MIDLAND, MICHIGAN 48674
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: 989-636-1000
Not applicable (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01 Other Events.

U.S. Securities and Exchange Commission ("SEC") regulations require updated segment reporting for previously filed financial statements included in a company's currently filed Form 10-K, if those financial statements are incorporated by reference in filings with the SEC submitted under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date on which the change in segments occurred.

       The Dow Chemical Company ("Dow" or the "Company") is filing this Current Report on Form 8-K to update the historical financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 ("2005 Form 10-K"), to reflect a change in segment reporting due to recent changes in the Company's organizational structure.

       This update has no effect on the Company's reported net income for any reporting period and no effect on the Company's results of operations or financial condition.

       On April 13, 2006, prior to the Company's earnings announcement for the first quarter of 2006, the Company filed a Current Report on Form 8-K to optionally provide selected unaudited historical segment information which reflected the changes in the Company's organizational structure. In addition, on April 28, 2006, the Company filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 ("1Q06 10-Q") with the SEC. The Company's results for the first quarters of 2006 and 2005, as presented in the 1Q06 10-Q, reflected the new segment structure.

       The historical financial information included in Exhibit 99.1 of this Current Report on Form 8-K has been revised and updated from its previous presentation solely to reflect the Company's new segment structure in Note U – Operating Segments and Geographic Areas. All other information in the 2005 Form 10-K remains unchanged. This report should be read in conjunction with our 2005 Form 10-K filed on February 17, 2006 (except for Item 8 of Part II, which is contained in this report).

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits.

23.1
Consent of Independent Registered Public Accounting Firm

23.2
Analysis, Research & Planning Corporation's Consent

99.1
Financial Statements and Supplementary Data for the year ended December 31, 2005 (Part II – Item 8 of the Company's Annual Report on Form 10-K for the year ended December 31, 2005, filed on February 17, 2006), conformed to reflect a change in segment reporting due to recent changes in the Company's organizational structure.

99.2
Controls and Procedures as of December 31, 2005 (Part II – Item 9A of the Company's Annual Report on Form 10-K for the year ended December 31, 2005, filed on February 17, 2006).

The Dow Chemical Company and Subsidiaries
Signature

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE DOW CHEMICAL COMPANY
Registrant

Date: July 10, 2006	/s/ WILLIAM H. WEIDEMAN Vice President and Controller

The Dow Chemical Company and Subsidiaries
Exhibit Index

EXHIBIT NO.	DESCRIPTION

23.1	Consent of Independent Registered Public Accounting Firm
23.2	Analysis, Research & Planning Corporation's Consent
99.1
Financial Statements and Supplementary Data for the year ended December 31, 2005 (Part II – Item 8 of the Company's Annual Report on Form 10-K for the year ended December 31, 2005, filed on February 17, 2006), conformed to reflect a change in segment reporting due to recent changes in the Company's organizational structure.
99.2	Controls and Procedures as of December 31, 2005 (Part II – Item 9A of the Company's Annual Report on Form 10-K for the year ended December 31, 2005, filed on February 17, 2006).

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